Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBARNES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NetSolve, Incorporated (the “Company”) for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the dte hereof (the “Report”), I, Kenneth C. Kieley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully compleis with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kenneth C. Kieley Name: Kenneth C. Kieley Title: Chief Financial Officer

November 14, 2002